UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): July 23, 2012

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


            671 Westburne Dr, Concord, Ontario L4K 4Z1, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous Independent Accountants

i) On July 23, 2012 the Board of Directors of Empire Global Corp. approved the dismissal of Bernstein & Pinchuk, LLP from its position as our principal independent accountant. The decision to change accountants was recommended and approved by the Company's Audit Committee.

ii) The reports of Bernstein & Pinchuk, LLP on the Company's consolidated financial statements for the fiscal years ended December 31, 2010 and 2009 and any subsequent interim period through September 30, 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of an explanatory paragraph in the opinion related to the financial statements for the fiscal years ended December 31, 2010 and 2009 and subsequent interim periods through September 30, 2011 indicating substantial doubt about the Company's ability to continue as a going concern.

iii) In connection with the audits of the Company's consolidated financial statements for the two years ended December 31, 2010 and 2009 and subsequent interim periods through September 30, 2011 there were:
     (1) no disagreements with Bernstein & Pinchuk, LLP on any matter of accounting principles or practices, financial statement disclosure or
         auditing scope and procedure which, if not resolved to the satisfaction of Bernstein & Pinchuk, LLP, would have caused Bernstein & Pinchuk, LLP to make reference to the matter in its report, and
     (2) no "reportable events" as that term is defined in Item 304 of Regulation S-B promulgated under the Securities Exchange Act of 1934 ("Item 304").

The Company submitted a letter to the former accountant requesting a comment with respect to their agreement or disagreement with the disclosures in the Form 8-K. A copy of the letter is annexed hereto as Exhibit 1.

Bernstein & Pinchuk, LLP has reviewed the disclosures contained in this Form 8-K report. Bernstein & Pinchuk, LLP has furnished the Company with a letter addressed to the Securities and Exchange Commission, a copy of which is attached as Exhibit 16.1, in accordance with Item 304(a)(3) of Regulation S-B, indicating that they agree with the above disclosure or providing any new information, clarifying the Company's disclosures herein, or stating any reason why
 Bernstein
& Pinchuk, LLP does not agree with any statements made by the Company in this report.

New Independent Accountants

On July 23, 2012 Stan Jeong-Ha Lee, CPA situated at P.O. Box 436402, San Diego, CA 92143 ("New Accountant") was engaged as the Company's new independent certified public accountants. The decision to engage the New Accountant as the Company's independent registered public accounting firm was approved by the Company's Board of Directors on July 23, 2012.

During the year ended December 31, 2010 and for the period August 26, 1996 (inception) to December 31, 2010, through this date of disclosure, the Company did not consult the New Accountant regarding either:
  (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, or
  (ii) any matter that was either the subject of a disagreement or an event identified in response to (a)(1)(iv) of Item 304.

ITEM 8.01  OTHER EVENTS.

The Company has changed the address of its principal executive offices to 671 Westburne Dr., Concord, Ontario L4K 4Z1 effective immediately.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


(a) Exhibits

       Exhibit 1      Letter to Bernstein & Pinchuk, LLP
                        Dated July 23, 2012

       Exhibit 16.1   Letter from Bernstein & Pinchuk, LLP
                        Dated July 23, 2012



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  July 23, 2012.                    EMPIRE GLOBAL CORP.


                                     Per: /s/ MICHAEL CIAVARELLA
                                          -----------------------------
                                          MICHAEL CIAVARELLA, B.Sc.
                                          Chairman of the Board and
                                          Chief Executive Officer